UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

DAVIDsTEA Inc.
(Exact name of registrant as specified in its charter)

Canada	98-1048842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-37404

(Commission File Number)

5430 Ferrier, Town of Mount-Royal,
Québec, Canada	H4P 1M2
(Address of principal executive offices)	(Zip Code)

(888) 873-0006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	DTEA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition

On April 27, 2020, the Company issued a press release providing business and financial performance updates in light of the global COVID-19 pandemic (the “Press Release”), including preliminary and unaudited information about the Company’s financial performance for fiscal year and fiscal quarter ended February 1, 2020 and the first 11 weeks of the current fiscal year. In the Press Release, the Company also announced that it will avail itself of an extension to file its Annual Report on Form 10-K for the period ended February 1, 2020 (the “Annual Report”), originally due on May 1, 2020, in reliance on an order issued by the Securities and Exchange Commission (the “SEC”). A copy of the press release is furnished as Exhibit 99.1 hereto.

The information presented under Item 2.02 in this Current Report on Form 8-K and the accompanying exhibit attached herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 21, 2020, the Company received a notice (the “Notice”) from the Listing Qualifications Staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the closing bid price for its common stock had been below $1.00 for the previous 30 consecutive business days and that the Company therefore is not in compliance with the minimum bid price requirement for continued inclusion on the Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1). The notification has no immediate effect on the listing of the Company’s common stock on Nasdaq.

Under the Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days to regain compliance. In response to the COVID-19 pandemic and related extraordinary market conditions, Nasdaq has determined to toll the compliance period for non-compliance with the minimum bid price requirement effective April 16, 2020, until June 30, 2020. Starting July 1, 2020, companies will have the balance of any pending compliance period exception to come back into compliance with the applicable minimum bid price requirement. As a result, the Company now has until December 28, 2020, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company’s common stock must be at least $1.00 or higher for a minimum of ten consecutive business days during the toll or the 180-day compliance period, and in such case, Nasdaq will provide the Company with written confirmation of compliance and the matter will be closed. If the Company does not regain compliance before December 28, 2020, the Company may be eligible for an additional 180 calendar days, provided the Company meets the continued listing requirement for market value of publicly held shares and all other initial listing standards, except for the minimum bid price requirement, and will need to provide written notice to Nasdaq of its intention to cure the deficiency during the second compliance period. If the Company is not eligible or it appears to Nasdaq that the Company will not be able to cure the deficiency during the second compliance period, Nasdaq will provide written notice to the Company that the Company’s common stock will be subject to delisting. In the event of such notification, the Company may appeal Nasdaq’s determination to delist its common stock, but there can be no assurance that Nasdaq would grant the Company’s request for continued listing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2020, the Company was notified by Ludwig Max Fischer of his intention to not stand for re-election at the Company’s 2020 annual meeting of shareholders. Mr. Fischer’s decision to not stand for re-election is not as a result of any disagreement with the Company.

In light of the disruption and uncertainty created by the global COVID-19 pandemic, the Board of Directors of the Company (the “Board”) and Human Resources and Compensation Committee of the Board approved a temporary 20% reduction in the base salaries of each of the Interim Chief Executive Officer, Herschel Segal, our Chief Financial Officer and Chief Operating Officer, Frank Zitella, and our Chief Brand Officer, Sarah Segal, each of whom was a named executive officer in our Annual Report on Form 10-K for the fiscal year ended February 2, 2019. This reduction in compensation became effective on April 20, 2020 and is currently is expected to remain in effect through the end of the Company’s current fiscal year.

2

Item 8.01 Other Events.

Due to the outbreak of the “COVID-19”, the Company is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report in reliance on an order issued by the SEC on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) (the “Order”) regarding exemptions granted to certain public companies.

The COVID-19 pandemic and related events have resulted in our management devoting significant time and attention to operating the Company’s business in this new environment and understanding and complying with an evolving regulatory environment. These efforts led management to determine that the temporary closure of all of our stores in North America, effective March 17, 2020, was necessary to minimize exposure risk for our employees and customers, and our communities more generally. As part of these efforts, we also began having employees work remotely to the extent possible. Overall, the significant disruption of our operations by the COVID-19 pandemic and related mitigation efforts have negatively impacted our ability to prepare our Annual Report.

As such, the Company will be relying upon the 45-day grace period provided by Order to delay filing of its Annual Report. The Company will file its Annual Report by no later than June 15, 2020, 45 days after the original due date of its Annual Report.

Set forth below is a risk factor regarding the risks related to the impact of COVID-19 pandemic on our business and results of operations.

We face business disruption and related risks resulting from the COVID-19 pandemic, which could have a material adverse effect on our business and results of operations.

The ongoing and developing COVID-19 pandemic has caused a broad impact globally. While the potential economic impact brought by, and the duration of, the COVID-19 pandemic is difficult to assess or predict, any resulting recession or economic slowdown (particularly in Canada and/or in the United States) will have a negative impact on in-store sales, customer traffic at our stores (which in addition to in-store sales, also contributes to online sales), our ability to staff our stores, our cost to obtain supplies, and our ability to achieve profitability. On March 17, 2020, we temporarily closed all of our stores in North America to protect our employees, customers and communities. Although we continue to offer our products directly to consumers through our online store and our products may be available in supermarkets and drugstores across Canada, there is no assurance that the customers will purchase our products at previous volumes through these alternative channels. At this time, we do not have an estimated time for reopening our stores. Additionally, we rely on our employees, contractors, third-party transportation providers, vendors and other business partners to perform our and their respective responsibilities and obligations relative to the conduct of our business. Our operations may be further materially adversely affected by the temporary closure of our suppliers, restrictions on the shipment of our products, and travel restrictions that may be requested or mandated by public authorities. In addition, any significant disruption of global financial markets, reducing our ability to access capital, could negatively affect our liquidity. The COVID-19 pandemic could also negatively affect our internal controls over financial reporting, including our ongoing process of remediating the material weakness in our disclosure control and procedures identified in 2019, as a portion of our workforce is required to work from home and standard processes are disrupted. New processes, procedures, and controls may be required to ensure an effective control environment.

We are still assessing the impact the COVID-19 pandemic will have on our business and results of operations, but anticipate that its impact will be significant. The exact impact is and will remain unknown and largely dependent upon future developments, including but not limited to information on the duration and spread of COVID-19, changes in customer demand, additional mitigation strategies proposed by Canadian and United States public authorities (including federal, state, provincial or local stay at home or similar orders), restrictions on the activities of our European and other internationally based suppliers and shipment of goods.

Cautionary Forward-Looking Statements

This Current Report on Form 8-K includes statements that express our opinions, expectations, beliefs, plans or assumptions regarding future events or future results and there are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). The following cautionary statements are being made pursuant to the provisions of the Act and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “expects,” “may,” “will,” “should,” “approximately,” “intends,” “plans,” “estimates” or “anticipates,” or, in each case, their negatives or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our ability to regain and maintain compliance with the Nasdaq Listing Rules, the COVID-19 pandemic, our results of operations, financial condition, liquidity, prospects and the impact of the COVID-19 pandemic on the global macroeconomic environment.

While we believe these opinions and expectations are based on reasonable assumptions, such forward-looking statements are inherently subject to risks, uncertainties and assumptions about us, including the risk factor set forth herein and the factors set forth in our Form 10-K for the fiscal year ended February 2, 2019, filed with the SEC on May 2, 2019.

These statements are based upon information available to us as of the date of this Current Report on Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially-available relevant information. In light of these risks, uncertainties and assumptions, investors are cautioned not to unduly rely upon these statements.

Except as required under federal securities laws and the rules and regulations of the SEC, we do not have any intention to update any forward-looking statements to reflect events or circumstances arising after the date of this Current Report on Form 8-K, whether as a result of new information, future events or otherwise.

3

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 27, 2020

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDsTEA INC.

Date: April 27, 2020	By:	/s/ Frank Zitella
	Name:	Frank Zitella
	Title:	Chief Financial Officer and Chief Operating Officer

5